Morningstar Ranks HIT as a 'Top Performer' for 3rd Quarter

The AFL-CIO Housing Investment Trust received a Morningstar ranking as one of the “Top Performing Managers” in its category for the 1- and 5-year periods ending September 30, 2014.

The HIT ranked first in the 1-year period and second in the 5-year period in its category of commingled intermediate government fund managers. The HIT’s gross and net returns were, respectively, 4.87% and 4.41% for the 1-year period and 4.45% and 4.00% for the 5-year period ending September 30. Pensions & Investments reported the Morningstar ranking in its on-line report titled “Top Performing Managers by Category: Commingled Accounts, 3rd Quarter 2014,” dated November 10, 2014.

“The HIT was able to outperform its benchmark, the Barclays Capital Aggregate Bond Index, during the first three quarters of the year due primarily to its overweight in and strong performance provided by government/agency multifamily investments,” said Chang Suh, HIT’s Senior Executive Vice President and Chief Portfolio Manager. For the first three quarters of 2014, the HIT’s gross and net returns of 4.65% and 4.31%, respectively, exceeded the benchmark by 55 and 21 basis points.

The Morningstar rankings are based on net returns for the 1- and 5-year periods that ended September 30, 2014. In the HIT’s category of commingled intermediate government accounts, the rankings compared seven funds based on performance results self-reported to Morningstar. Pensions & Investments reported the “Commingled Accounts Intermediate Government” rankings based on information gathered by Morningstar in its global separate account/collective investment trust database, which compares fixed-income investment vehicles with a similar risk profile. Subscribers to Pensions & Investments may view the Morningstar “Top Performing Managers” rankings at: http://www.pionline.com/article/20141110/INTERACTIVE/309309999/top-performing-managers-by-category-commingled-accounts-3rd-quarter-2014/W

The HIT’s net returns for the 1-, 3-, 5-, and 10-year periods ending November 30, 2014, were 5.21%, 2.90%, 4.00%, and 4.80%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.